SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): August 29, 2002

                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
    -------------------------------------------------------------------
                (Address of principal executive offices)


                            (856) 848-1800
      -----------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                  N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)

     Item 5.     Other Events
     ------      ------------

     On August 29, 2002, the Company announced that it was assigning new responsibilities at the senior management level aimed at positioning the Company for growth.

     Also announced was the retirement of William J. Reilly, Jr., as Chief Operating Officer of the Company, and a one-time charge of approximately $1.5 million related to post-employment benefits in connection with Mr. Reilly's retirement.





     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

 Exhibit 99.1    Press release issued, August 29, 2002.




                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2002

Checkpoint Systems, Inc.



------------------------
George W. Off
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1             Press release issued, August 29, 2002.